UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )
Filed by the Registrant ☒       Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
SPHERE ENTERTAINMENT CO.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! SPHERE ENTERTAINMENT CO. You invested in SPHERE ENTERTAINMENT CO. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on December 9, 2024. *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V57154-P17642 Get informed before you vote View the Notice, Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to November 25, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Shareholder Meeting Registration To vote and/or attend the meeting, you must register at the “Attend a Meeting” link at www.proxyvote.com by 5:00 p.m., Eastern Time, on December 4, 2024. SPHERE ENTERTAINMENT CO. TWO PENNSYLVANIA PLAZA NEW YORK, NY 10121 2024 Annual Meeting Vote by December 8, 2024, 11:59 PM ET (December 4, 2024 by 11:59 PM ET for participants in the AMC Networks Inc. 401(k) Plan) Vote Virtually at the Meeting* Meeting Date: December 9, 2024 Meeting Time: 10:00 a.m. Eastern Time For Holders As Of: October 15, 2024 Location: Meeting live via the Internet – please visit www.virtualshareholdermeeting.com/SPHR2024

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V57155-P17642 1. Election of the following nominees as directors: For(01) Joseph J. Lhota (02) Joel M. Litvin (03) John L. Sykes (04) Carl E. Vogel 2. Ratification of the appointment of our independent registered public accounting firm. For 3. Approval of the Company’s 2020 Employee Stock Plan, as amended. For 4. Approval of, on an advisory basis, the compensation of our named executive officers. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please do not submit this card. Please refer to the reverse side for instructions on how to vote these important matters.